Exhibit 99.2
EXHIBIT A
INDEMNIFICATION AGREEMENT
DIODES INCORPORATED
INDEMNIFICATION AGREEMENT
          This Indemnification Agreement (this “Agreement”) is entered into and made effective on September 20, 2000, by and between Diodes, Inc., a Delaware corporation (the “Company”), and Keh-Shew Lu (“Indemnitee”).
     A. It is essential to the Company to retain and attract as directors and officers the most capable persons available.
     B. Indemnitee is a director and/or officer of the Company.
     C. Both the Company and Indemnitee recognize the increased risk of litigation and other claims currently being asserted against directors and officers of corporations.
     D. In recognition of Indemnitee’s need for substantial protection against personal liability based on an inducement to provide effective services to the Company as a director and/or officer, the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the fullest extent (whether partial or complete) permitted under Delaware law and as set forth in this Agreement, and, to the extent insurance is maintained, to provide for the continued coverage of Indemnitee under the Company’s directors’ and officers’ liability insurance policies.
     NOW, THEREFORE, in consideration of the above premises, the representations, warranties and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:
     1. Definitions.
          1.1. “Board” means the Board of Directors of the Company.
          1.2. “Affiliate” means any corporation or other person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the party specified.
          1.3. “Expenses” means any expense, liability, or loss, including attorneys’ fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, any federal, state, local, or foreign taxes imposed as a result of the actual or deemed receipt of any payments under this Agreement, and all other costs and obligations, paid or incurred in connection with investigating, defending, being a witness in, participating in (including on appeal), or preparing for any of the foregoing in, any Proceeding relating to any Indemnifiable Event.
          1.4. “Indemnifiable Event” means any event or occurrence that takes place either prior to or after the execution of this Agreement, related to the fact that Indemnitee is or was a director or officer of the Company, or while a director or officer is or was serving at the request of the Company as a director, officer, employee, trustee, agent, or fiduciary of another foreign or domestic corporation, partnership, joint venture, employee benefit plan, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation, or related to anything done or not done by Indemnitee in any such capacity, whether or not the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent of the Company, as described above.
          1.5. “Proceeding” means any threatened, pending, or completed action, suit, or proceeding (including an action by or in the right of the Company), or any inquiry, hearing, or investigation, whether conducted by the Company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suit, or proceeding, whether civil, criminal, administrative, investigative, or other.
          1.6. “Reviewing Party” means the person or body appointed in accordance with Section 3.

     2. Indemnification.
          2.1. By the Company. In the event Indemnitee was, is, or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Proceeding by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee from and against any and all Expenses to the fullest extent permitted by law, as the same exists or may hereafter be amended or interpreted (but in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the Company to provide broader indemnification rights than were permitted prior thereto). The parties hereto intend that this Agreement shall provide for indemnification in excess of that expressly permitted by statute, including, without limitation, any indemnification provided by the Company’s Certificate of Incorporation, its Bylaws, vote of its shareholders or disinterested directors, or applicable law.
          2.2. Initiation of Proceeding. Notwithstanding anything in this Agreement to the contrary, Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Proceeding initiated by Indemnitee against the Company or any director or officer of the Company unless (a) the Company has joined in or the Board has consented to the initiation of such Proceeding; or (b) the Proceeding is one to enforce, assert or interpret Indemnitee’s rights under this Agreement.
          2.3. Expense Advances. If so requested by Indemnitee, the Company shall advance (within ten (10) business days of such request) any and all Expenses to Indemnitee (an “Expense Advance”); provided that, (a) such an Expense Advance shall be made only upon delivery to the Company of a written undertaking by or on behalf of Indemnitee to repay the amount thereof if it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company, and (b) if and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company will be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company under such circumstances) for all such amounts theretofore paid. If Indemnitee has commenced or commences legal proceedings in accordance with Section 13 to secure a determination that Indemnitee should be indemnified under applicable law as provided in Section 4, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding, and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or have lapsed). Indemnitee’s obligation to reimburse the Company for Expense Advances shall be unsecured and no interest shall be charged thereon.
          2.4. Mandatory Indemnification. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any Proceeding relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.
          2.5. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses, but not, however, for the total amount thereof, the Company shall indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.
          2.6. Prohibited Indemnification. No indemnification pursuant to this Agreement shall be paid by the Company on account of any Proceeding in which judgment is rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state, or local laws.
     3. Reviewing Party. The “Reviewing Party” shall be any appropriate person or body consisting of a member or members of the Board or any other person or body appointed by the Board who is not a party to the particular Proceeding with respect to which Indemnitee is seeking indemnification. The Reviewing Party shall determine all matters concerning the rights of Indemnitee to receive indemnity payments and Expense Advances under this Agreement, any other agreement, under applicable law or the Company’s Certificate of Incorporation or Bylaws now or hereafter in effect relating to indemnification for Indemnifiable Events. The Company agrees to pay the reasonable fees of the Reviewing Party and to indemnify fully such the Reviewing Party against any and all expenses (including attorneys’ fees), claims, liabilities, loss, and damages arising out of or relating to the Reviewing Party’s actions under this Agreement.
     4. Indemnification Process and Appeal.
          4.1. Indemnification Payment. Indemnitee shall be entitled to indemnification of Expenses, and shall receive payment thereof, from the Company in accordance with this Agreement as soon as practicable after the Company receives Indemnitee’s written demand for indemnification (including any supporting documentation that the Company may request), unless the Reviewing Party has given a written opinion to the Company that Indemnitee is not entitled to indemnification under applicable law.
          4.2. Suit to Enforce Rights. Regardless of any action by the Reviewing Party, if Indemnitee has not received full indemnification within thirty (30) days after the receipt by the Company of Indemnitee’s written demand in accordance with Section 4.1, Indemnitee shall have the right to enforce its indemnification rights under this Agreement by commencing litigation in the state and federal courts located in Ventura County or Los Angeles County, State of California seeking an initial determination by the court or challenging any determination by the Reviewing Party or any aspect thereof. Each of Indemnitee and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party not challenged by Indemnitee shall be binding on the Company and Indemnitee. The remedy provided for in this Section 4 shall be in addition to any other remedies available to Indemnitee at law or in equity.
          4.3. Defense to Indemnification, Burden of Proof, and Presumptions. It shall be a defense to any action brought by Indemnitee against the Company to enforce this Agreement (other than an action brought to enforce a claim for Expenses incurred in defending a Proceeding in advance of its final disposition where the required written undertaking has been tendered to the Company) that it is not permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed. In connection with any such action or any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proving such a defense or determination shall be on the Company. Neither the failure of the Reviewing Party or the Company (including its Board, independent legal counsel, or its stockholders) to have made a determination, prior to the commencement of such action by Indemnitee, that indemnification of Indemnitee is proper under the circumstances because Indemnitee has met the standard of conduct set forth in applicable law, nor an actual determination by the Reviewing Party or Company (including its Board, independent legal counsel, or its stockholders) that Indemnitee had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. For purposes of this Agreement, the termination of any claim, action, suit, or proceeding, by judgment, order, settlement (whether with or without court approval), conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief, or that a court has determined that indemnification is not permitted by applicable law.
     5. Indemnification for Expenses Incurred in Enforcing Rights. The Company shall indemnify Indemnitee against any and all Expenses that are incurred by Indemnitee in connection with any action brought by Indemnitee for:
          (a) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or under applicable law or the Company’s Certificate of Incorporation or Bylaws now or hereafter in effect relating to indemnification for Indemnifiable Events, and/or
          (b) recovery under directors’ and officers’ liability insurance policies maintained by the Company, but only in the event that Indemnitee ultimately is determined to be entitled to such indemnification or insurance recovery, as the case may be. In addition, the Company shall, if so requested by Indemnitee, advance the foregoing Expenses to Indemnitee, subject to and in accordance with Section 2.3.
     6. Notification and Defense of Proceeding.
          6.1. Notice. Promptly after receipt by Indemnitee of written notice of the commencement of any Proceeding, Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; but the omission so to notify the Company will not relieve the Company from any liability that it may have to Indemnitee, except as provided in Section 6.3.
          6.2. Defense. With respect to any Proceeding as to which Indemnitee notifies the Company of the commencement thereof, the Company will be entitled to participate in the Proceeding at its own expense and except as otherwise provided below, to the extent the Company so wishes, it may assume the defense thereof with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense of any Proceeding, the Company shall not be liable to Indemnitee under this Agreement or otherwise for any Expenses subsequently incurred by Indemnitee in connection with the defense of such Proceeding other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ legal counsel in such Proceeding, but all Expenses related thereto incurred after notice from the Company of its assumption of the defense shall be at Indemnitee’s expense; provided, however, that the Company shall not be entitled to assume the defense of any Proceeding and will bear the Expenses of the Proceeding in the event of the following: (a) Indemnitee has reasonably determined that there may be a conflict of interest between Indemnitee and the Company in the defense of the Proceeding, or (b) the Company shall not in fact have employed counsel to assume the defense of such Proceeding.
          6.3. Settlement of Claims. The Company shall not be liable to indemnify Indemnitee under this Agreement or otherwise for any amounts paid in settlement of any Proceeding effected without the Company’s written consent, such consent not to be unreasonably withheld. The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on Indemnitee without Indemnitee’s written consent. The Company shall not be liable to indemnify Indemnitee under this Agreement with regard to any judicial award if the Company was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action; the Company’s liability hereunder shall not be excused if participation in or the defense of a Proceeding by the Company was barred by this Agreement.
     7. Term. All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is an officer or director of the Company (or is or was serving at the request of the Company as a director, officer, employee or agent of the Company) and shall continue thereafter so long as Indemnitee shall be subject to any Proceeding (or any proceeding commenced under Section 5 hereof), whether or not Indemnitee is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity pertaining to an Indemnifiable Event even though he may have ceased to serve in such capacity at the time of any Proceeding.
     8. Non-Exclusivity. The rights of Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Company’s Certificate of Incorporation, Bylaws, applicable law, or otherwise; provided, however, that this Agreement shall supersede any prior indemnification agreement between the Company and Indemnitee. To the extent that a change in applicable law (whether by statute or judicial decision) permits greater indemnification than would be afforded currently under the Company’s Certificate of Incorporation, Bylaws, applicable law or this Agreement, it is the intent of the parties that Indemnitee enjoy by this Agreement the greater benefits so afforded by such change.
     9. Liability Insurance. To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents or fiduciaries of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies. The Company shall not be liable under this Agreement to make any payment of Expenses hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.
     10. Subrogation. In the event of payment to Indemnitee by the Company under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who hereby agrees to execute all documents and perform all actions requested by the Company that may be appropriate or necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.
     11. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise received payment (under any insurance policy, agreement, or otherwise) of the amounts otherwise indemnifiable hereunder.
     12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation, or otherwise to all or substantially all of the business and/or assets of the Company), assigns, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation, or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.
     13. Governing Law; Forum. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without giving effect to its conflict of laws principles. Any action arising out of or relating to this Agreement or the interpretation of this Agreement shall be brought in the state and federal courts located in Ventura County and Los Angeles County, California, and the parties hereby submit to the jurisdiction of such courts. The parties agree that any and all process directly to any of them in any such litigation may be served outside the State of California with the same force and effect as if the service had been made within the State of California and that service of process may be effected in accordance with Section 14 hereof.
     14. Notices. Any notice required or permitted to be given by either party under this Agreement shall be in writing and shall be personally delivered, sent by certified or registered U.S. mail, first class postage prepaid, or sent by a nation-wide courier service, to the other party at its address set forth below the signature of such party, or such new address as may from time to time be supplied by the parties hereto in accordance with this Section 14. If personally delivered, notices will be deemed delivered on the date of personal delivery. If mailed, notices will be deemed delivered and effective three (3) business days after deposit in the mail. If delivered by a nation-wide courier service, then notices will be deemed delivered and effective on the date of receipt, but in no event later than two (2) business days after the date of dispatch.
     15. Modification. No alteration, amendment, waiver, cancellation or any other change in any term or condition of this Agreement shall be valid or binding on either party unless the same shall have been mutually assented to in writing by both parties.
     16. Waiver. The failure of either party to enforce at any time any of the provisions of this Agreement, or the failure to require at any time performance by the other party of any of the provisions of this Agreement, shall in no way be construed to be a present or future waiver of such provisions, nor in any way affect the right of either party to enforce each and every such provision thereafter. The express waiver by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

     17. Severability. If any provision of this Agreement or the application of such provision to any person or circumstance shall be held invalid, the remainder of this Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid shall not be affected thereby.
     18. Entire Agreement. The terms and conditions of this Agreement, the Exhibits hereto and the agreements referenced herein constitute the entire agreement between the parties and supersede all previous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof.
     19. Captions and Headings. The captions or headings of the Sections of this Agreement are for reference only and are not to be construed in any way as part of this Agreement.
     20. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. A party may deliver this Agreement by transmitting a facsimile of this Agreement signed by such party to the other party or parties, which facsimile signature shall be deemed an original.
[Signatures on Next Page]

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Indemnification Agreement as of the day first set forth above.

“Company”	DIODES, INC., a Delaware corporation
	By:	/s/ C.H. Chen
		Name:	C.H. Chen
		Title:	Vice Chairman

Address: 3050 E. Hillcrest Drive Westlake Village, CA 91362
“Indemnitee”	/s/ Keh-Shew Lu
(Signature)

Keh-Shew Lu (Print Name)

Address: